Exhibit 10.1

                               AMENDMENT NO. 2 TO
                                RIGHTS AGREEMENT

            This AMENDMENT NO. 2 RIGHTS AGREEMENT (the "Amendment") is made as of December 12, 2001 between Alexion Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and Continental Stock Transfer & Trust Company, a New York corporation (the "Rights Agent").

            WHEREAS, on February 14, 1997, the Board of Directors of the Company declared a dividend of one preferred stock purchase right ("Right") for each share of Common Stock, par value $.0001 per share, of the Company outstanding at the close of business on March 6, 1997; and

            WHEREAS, each Right entitles the registered holder thereof to purchase from the Company one one-hundreth (1/100 th) of a share of Junior Participating Cumulative Preferred Stock, par value $1.00 per share, of the Company or, in certain circumstances, either Common Stock of the Company or common stock of an acquiring company at one-half the market price of the Common Stock of the Company; and

            WHEREAS, the description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and the Rights Agent; and

            WHEREAS, the expiration date of the exercise of the Rights is set forth in the Rights Agreement; and

            WHEREAS, the Company desires to amend the Rights Agreement in order to clarify, the actual date that is the Expiration Date; and

            WHEREAS, the Expiration Date referred to in the Rights Agreement has not occurred;

            NOW, THEREFORE, in consideration of the premises and the agreements set forth herein, the parties hereby agree as follows:

      1. Expiration Date. Section 7(a) of the Agreement is hereby amended in its entirety to read as follows:

      "(a) Subject to Section 7(e) hereof, the registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office of Rights Agent in New York, New York, together with payment of the Purchase Price for each one one-hundredth of a share of Preferred Stock as to which the Rights are exercised, at or prior to the earliest of (i) Close of Business on March 6, 2007 (the "Final Expiration Date"), (ii) the time at which the Rights are redeemed as provided in Section 23, (iii) the time at which the Rights are exchanged as provided in Section 23A, or (iv) the time at which the Rights expire pursuant to Section 13(d) (such earliest time being herein referred to as the "Expiration Date")."

      2. Exhibit B. Exhibit B to the Rights Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit B attached hereto.

      3. Exhibit C. Exhibit C to the Rights Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit C attached hereto.

      4. No Further Amendment. Except as expressly amended by this Amendment No. 2, the Rights Agreement shall remain in full force and effect as the same was in effect immediately prior to the date of this Amendment No. 2.

      5. Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first above written.

ATTEST:                                 ALEXION PHARMACEUTICALS, INC.

By: /s/ David Keiser                    By: /s/ Leonard Bell
   -----------------------------            ------------------------------------
  Name: David Keiser                        Name: Leonard Bell
  Title: Chief Financial Officer            Title: President


ATTEST:                                 CONTINENTAL STOCK TRANSFER &
                                        TRUST COMPANY

By: /s/ Thomas Jennings                 By:   /s/ William F. Seegraber
   -----------------------------            ------------------------------------
   Name: Thomas Jennings                    Name: William F. Seegraber
   Title: Asst. Secretary                   Title: Vice President

                                                                       EXHIBIT B

                           [Form of Right Certificate]

Certificate No. R-                                              _________ Rights

            NOT EXERCISABLE AFTER MARCH 6, 2007 OR EARLIER IF NOTICE OF REDEMPTION IS GIVEN. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $.01 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. [THE RIGHTS REPRESENTED BY THIS CERTIFICATE WERE ISSUED TO A PERSON WHO WAS AN ACQUIRING PERSON OR AN ASSOCIATE OR AFFILIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID AS PROVIDED IN SECTION 7(e) OF THE RIGHTS AGREEMENT.]*

                                Right Certificate

                          ALEXION PHARMACEUTICALS, INC.

            This certifies that _________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement dated as of February 14, 1997 (the "Rights Agreement") between Alexion Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and Continental Stock Transfer & Trust Company, a New York corporation (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M. (New York City time) on March 6, 2007, at the principal office of the Rights Agent, or its successors as Rights Agent, in New York, New York, one

----------
      *The portion of the legend in brackets shall be inserted only if applicable.

one-hundredth of a share of Junior Participating Cumulative Preferred Stock, par value $1.00 per share (the "Preferred Stock"), of the Company, at a purchase price of $725.00 per share the "Purchase Price") in cash, or by certified bank check or money order payable to the order of the Company, upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of March 6, 1997 based on the shares of Preferred Stock of the Company as constituted at such date.

            As provided in the Rights Agreement, the Purchase Price and the number of one one-hundredths of a share of Preferred Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

            This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of Alexion Pharmaceuticals, Inc. and the above-mentioned office of the Rights Agent.

            This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-hundredths of a share of Preferred Stock as the Rights evidenced by the Right

Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

            Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the company at its option at a redemption price of $.01 per Right. Subject to the provisions of the Rights Agreement, the Rights evidenced by this Rights Certificate may be exchanged by the Company in whole or in part for Common Stock of the Company under certain circumstances.

            No fractional shares of Common Stock will be issued upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

            No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of Common Stock or of any other securities of the Company which may at the time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

            This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

                   [Form of Reverse Side of Right Certificate]

                               FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Right Certificate.)

            FOR VALUE RECEIVED ________________ hereby sells, assigns and transfers unto ________________________________

                  (Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ________________ Attorney, to transfer the within Right Certificate on the books of the within named Company, with full power of substitution.

 Dated: __________, __


                                        ________________________________________
                                        Signature

Signatures Guaranteed:

            The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).


                                        ________________________________________
                                        Signature

                                     NOTICE

            The signature to the foregoing Assignment must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

                          FORM OF ELECTION TO PURCHASE

                      (To be executed if holder desires to
                        exercise the Right Certificate.)

To Alexion Pharmaceuticals, Inc.:

            The undersigned hereby irrevocably elects to exercise
__________________ Rights represented by this Right Certificate to purchase the shares of Preferred Stock issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of:

Please insert social security
or other identifying number

__________________________________
   (Please print name and address)

__________________________________

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

__________________________________
   (Please print name and address)

__________________________________

Dated: ______________, __

                   [Form of Election to Purchase -- continued]


                                        ________________________________________
                                        Signature

                                        (Signature must conform in all respects
                                        to name of holder as specified on the
                                        face of this Right Certificate.)

Signature Guaranteed:


_________________________________
 (To be completed if applicable)

The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).


                                        ________________________________________
                                        Signature

_________________________________

                                     NOTICE

            In the event the certification set forth above in the Forms of Assignment and Election is not completed, the Company will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and, in the case of an Assignment, will affix a legend to that effect on any Right Certificates issued in exchange for this Rights Certificate.

                                                                       EXHIBIT C

                          ALEXION PHARMACEUTICALS, INC.
                          SUMMARY OF RIGHTS TO PURCHASE
                                 PREFERRED STOCK

            On February 14, 1997, the Board of Directors of Alexion Pharmaceuticals, Inc. (the "Company") declared a dividend distribution of one preferred stock purchase right (a "Right") for each outstanding share of Common Stock, par value $.0001 per share (the "Common Stock"), of the Company. The distribution is payable on March 6, 1997 to the stockholders of record on March 6, 1997. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Junior Participating Cumulative Preferred Stock, par value $1.00 per share ("Preferred Stock") at a price of $725.00 per one one-hundredth of a share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and Continental Stock Transfer & Trust Company, as Rights Agent (the "Rights Agent").

            Until the earlier to occur of (i) ten business days following the time (the "Stock Acquisition Date") of a public announcement or notice to the Company that a person or group of affiliated or associated persons has acquired beneficial ownership (as defined in the Rights Agreement) of 20% or more of the outstanding shares of Common Stock of the Company (such 20% beneficial owner, an "Acquiring Person"), or (ii) ten business days, or such later date as may be determined by the Board of Directors of the Company, after the date of the commencement or announcement by a person of an intention to make a tender offer or exchange offer for an amount of Common Stock which, together with the shares of such stock already owned by such person, constitutes 20% or more of the outstanding shares of such Common Stock (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Company's Common Stock certificates outstanding as of March 6, 1997, by such Common Stock certificate with a copy of this Summary of Rights attached thereto. The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Company's Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued after March 6, 1997, upon transfer or new issuance of the Company's Common Stock, will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any of the Company's Common Stock certificates outstanding as of March 6, 1997, even without a copy of this Summary of Rights attached thereto, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Company's Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

      The Rights are not exercisable until the Distribution Date. The Rights will expire on March 6, 2007, unless earlier redeemed by the Company as described below.

      The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Preferred Stock, (ii) upon the fixing of a record date for the issuance to holders of Preferred Stock of certain rights, options or warrants to subscribe for shares of Preferred Stock or convertible securities at less than the current market price of shares of Preferred Stock or (iii) upon the fixing of a record date for the making of a distribution to holders of shares of Preferred Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends not exceeding 125% of the last regular periodic cash dividend or dividends payable in shares of Preferred Stock) or of subscription rights or warrants (other than those referred to above). The number of Rights and number of shares of Preferred Stock issuable upon the exercise of each Right are also subject to adjustment in the event of a stock split, combination or stock dividend on the Common Stock prior to the Distribution Date.

            In the event that after the Stock Acquisition Date the Company is acquired in a merger or other business combination transaction or 50% or more of its assets, cash flow or earning power are sold or otherwise transferred, proper provision shall be made so that each holder of a Right shall thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value (as defined in the Rights Agreement) of two times the exercise price of the Right. In the event that the Company were the surviving corporation of a merger and its Common Stock were changed or exchanged, proper provision shall be made so that each holder of a Right will thereafter have the right to receive upon exercise that number of shares of common stock of the other party to the transaction having a market value of two times the exercise price of the Right.

            In the event that a person or group becomes an Acquiring Person (otherwise than pursuant to a tender offer or exchange offer for all outstanding shares of Common Stock at a price and on terms which are determined to be fair and in the best interests of the Company and its stockholders by a majority of the members of the Board of Directors of the Company who are not Acquiring Persons or representatives or nominees of or affiliated or associated with an Acquiring Person), proper provision shall be made so that each holder of a Right, other than Rights that were beneficially owned by the Acquiring Person, which will thereafter be void, will thereafter have the right to receive upon exercise that number of shares of Common Stock having a market value (as defined in the Rights Agreement) of two times the exercise price of the Right. A person or group will not be deemed to be an Acquiring Person if the Board of Directors of the Company determines that such person or group became an Acquiring Person inadvertently and such person or group promptly divests itself of a sufficient number of shares of Common Stock so that such person or group is no longer an Acquiring Person.

            With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Common Stock will be issued and, in lieu thereof, an adjustment in cash will be made based on the market value of shares of Common Stock on the last trading date prior to the date of exercise.

            At any time prior to the earlier of (i) ten business days after the Stock Acquisition Date and (ii) March 6, 2007, the Company, by resolution of its Board of Directors, may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the "Redemption Price"). If such resolution is adopted following the Stock Acquisition Date, it will be effective only with the concurrence of a majority of the members (the "Continuing Directors") of the Board of Directors of the Company who are not Acquiring Persons or representatives or nominees of or affiliated or associated with an Acquiring Person and who either were members of such Board of Directors prior to the Stock Acquisition Date or subsequently became a member and whose election thereto was approved by a majority of the directors who were not Acquiring Persons or representatives or nominees of or affiliated or associated with an Acquiring Person. The Company may, at any time prior to the Stock Acquisition Date, extend the time in which the Rights may be redeemed. Immediately upon the action of the Board of Directors of the Company electing to redeem the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

            At any time after a person becomes an Acquiring Person and prior to the acquisition by such person of 50% or more of the outstanding Common Stock of the Company, the Board of Directors of the Company, with the concurrence of a majority of the Continuing Directors, may exchange the Rights (other than Rights beneficially owned by such person which have become void), in whole or in part, for Common Stock of the Company at an exchange ratio of one share of Common Stock per Right (subject to adjustment).

            Each share of Preferred Stock purchasable upon exercise of the Rights will have a minimum preferential dividend of $10.00 per year, but will be entitled to receive, in the aggregate, a dividend of 100 times the dividend declared on a share of Common Stock. In the event of liquidation, the holders of the shares of Preferred Stock will be entitled to receive a minimum liquidation payment of $100.00 per share, but will be entitled to receive an aggregate liquidation payment equal to 100 times the payment to be made per share of Common Stock. Each share of Preferred Stock will have 100 votes, voting together with the shares of Common Stock. In addition, if dividends on the Preferred Stock are in arrears for four consecutive quarterly payment periods, the holders of the Preferred Stock will have the right, voting as a class, to elect two members of the

Board of Directors. In the event of any merger, consolidation or other transaction in which shares of Common Stock are exchanged, each share of Preferred Stock will be entitle to receive 100 times the amount and type of consideration received per share of Common Stock. The rights of the shares of Preferred Stock as to dividends and liquidation and in the event of mergers and consolidations, are protected by antidilution provisions.

      Until a Right is exercised, the holder thereof as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

      The Rights and the Rights Agreement can be amended by the Board of Directors of the Company in any respect (including, without limitation, any extension of the period in which the Rights may be redeemed) at any time prior to the Stock Acquisition Date. From and after such a time, without the approval of the stockholders of the Company or the holders of the Rights, the Board of Directors may only supplement or amend the Rights Agreement in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained in the Rights Agreement which may be defective or inconsistent with any other provision in the Rights Agreement, (iii) to shorten or lengthen any time period under the Rights Agreement, or (iv) to make any changes or supplements which the Company and the Rights Agent may deem necessary or desirable which shall not adversely affect the interests of the holders of Right Certificates (other than an Acquiring Person or an affiliate or associate thereof). The Company may, at any time prior to the Stock Acquisition Date, amend the Rights Agreement to lower the threshold of Common Stock beneficial ownership at which a person will become an Acquiring Person to not less than the greater of (i) a percentage larger than the largest percentage of Common Stock then known by the Company to be beneficially owned by a person and (ii) 10%.

            A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A dated February 14, 1997. A copy of the Rights Agreement is available free charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.